UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 29, 2007

CHAD Therapeutics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

California	001-12214	34-1659805
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21622 Plummer St, Chatsworth, California		91311
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	818-882-0883

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On June 29, 2007 CHAD Therapeutics, Inc. issued a press release announcing our financial results for the year ended March 31, 2007. Attached to the press release were financial tables. A copy of the press release and the financial tables are attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this form 8-K and the exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless CHAD Therapeutics, Inc. specifically incorporates the foregoing information into those documents by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAD Therapeutics, Inc.

June 29, 2007	By:	Earl L. Yager

Name: Earl L. Yager
Title: Cheif Executive Officer

CHAD Therapeutics, Inc.

June 29, 2007	By:	Tracy A. Kern

Name: Tracy A. Kern
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	CHAD Therapeutics, Inc. Fourth Quarter and Fiscal 2007 Results